Exhibit 10.11

In-Plan Roth Transfer Amendment

AMENDMENT TO PERMIT

IN-PLAN ROTH TRANSFERS

ARTICLE I

PREAMBLE

1.1	Effective date of Amendment. The Employer adopts this Amendment to the Plan to permit In-Plan Roth Transfers, as set forth herein. This Amendment is effective as of the Effective Date specified below.

1.2	Superseding of inconsistent provisions. This Amendment supersedes the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.

1.3

Construction.  Except as otherwise provided in this Amendment, any reference to “Section” in this Amendment refers only to sections within this Amendment, and is not a reference to the Plan.  The Article and Section numbering in this Amendment is solely for purposes of this Amendment, and does not relate to any Plan article, section or other numbering designations.

1.4

Effect of restatement of Plan.  If the Employer restates the Plan, then this Amendment shall remain in effect after such restatement unless the provisions in this Amendment are restated or otherwise become obsolete (e.g., if the Plan is restated onto a plan document which incorporates these In-Plan Roth Transfer provisions).

ARTICLE II

ELECTIONS

The Employer adopts this Amendment to the Plan to permit participants to transfer part or all of a non-Roth account to a Roth account in the Plan, in accordance with the provisions of this Amendment.

2.1	Effective Date. This Amendment is effective: May 1, 2016 (enter date not earlier than January 1, 2013)

2.2	In-Plan Roth Transfers. Any Participant may elect an In-Plan Roth Transfer as elected below:

Source of In-Plan Roth Transfer. The Plan permits a transfer from the following qualifying sources:
	a.	[ ]	The Vested portion of any Account
	b.	[X]	Only from the Vested portion of the following accounts (select one or more):
			1.	[ ]	Pre-Tax Effective Deferral Account.
			2.	[ ]	Account(s) attributable to Employer matching contributions (includes and ADP/ACP test safe harbor matching contributions).
			3.	[ ]	Account attributable to Employer profit sharing contributions.
			4.	[ ]	Qualified Nonelective Contribution Account (includes any ADP test safe harbor nonelective contributions
			5.	[ ]	Rollover Account.
			6.	[X]

Other.  From all Accounts, however, loans may not be rolled over as an In-Plan Roth Transfer.  (specify account(s) and conditions in a manner that is definitely determinable and not subject to Employer discretion (e.g., a Participant’s Pre-tax Deferral Account or Matching Contribution Account, but not the Participant’s Nonelective Contribution Account)).

Other limitations on In-Plan Roth Transfer:
	c.	[X]	No other limitations.
	d.	[ ]	The following limitations apply (select one or more):
			1.	[ ]	The minimum amount that may be transferred is $______ (may not exceed $1,000).
			2.	[ ]

Transfers may only be made from accounts which are fully Vested. (Note: If this option is not elected and an In-Plan Roth Transfer is made from a partially-vested account, then the formula at Amendment Section 3.4.4 will apply).

			3.	[ ]	No more than _____ transfer(s) may be made during a Plan Year.
			4.	[ ]	Only Participants who are Employees may elect an In-Plan Roth Transfer.
			5.	[ ]	Transfers may be made subject to the following provisions (describe): ________ (must be definitely determinable and not subject to Employer or Administrator discretion).

© 2014 Wells Fargo Bank, N.A. or its suppliers

ARTICLE III

AMENDMENT PROVISIONS

3.1

Right to elect In-Plan Roth Transfer.  A Participant may elect to transfer amounts to an In-Plan Roth Transfer Account in accordance with the provisions of the Plan and this Amendment.  In-Plan Roth Transfers will be subject to the taxation provisions and separate accounting requirements that apply to designated Roth accounts.  Furthermore, the Participant shall be fully Vested in the portion of his/her account attributable to the In-Plan Roth Transfer.

3.2

Form of transfer.  The Plan will transfer investments to the Participant’s In-Plan Roth Transfer Account in accordance with the Plan terms and procedures governing Plan investments.  A Participant loan that is transferred to a Participant’s In-Plan Roth Transfer Account (if such transfer is permitted) without changing the repayment schedule is not treated as a new loan.

3.3	Treatment of In-Plan Roth Transfers

3.3.1

No distribution treatment.  An In-Plan Roth Transfer is not a Plan distribution.  Accordingly, the spousal consent rules of Code §401(a)(11) do not apply due to the transfer and the Plan may not withhold or distribute any amounts for income tax withholding, unless a distribution of other amounts is permitted pursuant to the terms of the Plan.

3.3.2

Withdrawal of In-Plan Roth Transfers.  A Participant may withdraw amounts from the Participant’s In-Plan Roth Transfer Account only when the Participant is eligible for a distribution from the Plan account that is the source of the In-Plan Roth Transfer.  This Amendment does not expand or eliminate any distribution rights or restrictions on amounts that a Participant elects to treat as an In-Plan Roth Transfer.

3.4	Definitions and other rules.

3.4.1

In-Plan Roth Transfer. An In-Plan Roth Transfer means an amount that a Participant elects to transfer from a Plan Account, other than a designated Roth Account, into an In-Plan Roth Transfer Account, in accordance with Code  §402(c)(4)(E) and this Amendment.  An In-Plan Roth Transfer may only be made with respect to amounts that are not distributable under the terms of the Plan.

3.4.2

In-Plan Roth Transfer Account.  An In-Plan Roth Transfer Account is a sub-account the Plan Administrator establishes for the purpose of separately accounting for the Participant’s Transfers attributable to the Participant’s In-Plan Roth Transfers.  The Plan Administrator has authority to establish such a sub-account, and to the extent necessary, may establish sub-accounts based on the source of the In-Plan Roth Transfer.  The Plan Administrator will administer an In-Plan Roth Transfer Account as provided by IRS guidance and the Plan provisions, including the provisions of this Amendment.

3.4.3

Participant includes certain alternate payees. For purposes of eligibility for an In-Plan Roth Transfer, the Plan will treat a Participant’s alternate payee spouse or former spouse who is not an Employee as a Participant (unless the right to elect an In-Plan Roth Transfer is limited to Employees).

3.4.4

Distribution from partially Vested account.  Transfers (i.e., the source of the In-Plan Roth Transfer amounts) are permitted only from Vested amounts allocated to a qualifying source as identified in Amendment Section 2.2.  If a transfer is made by a Participant who has not severed employment and who is not fully Vested in the Participant’s Account from which the transfer is to be made, and the Participant may increase the Vested percentage in such account, then at any relevant time the Participant’s Vested portion of the account will be equal to an amount (“X”) determined by the formula:

X equals P (AP plus D) - D

For purposes of applying the formula: P is the Vested percentage at the relevant time, AB is the account balance at the relevant time, D is the amount of the transfer, and the relevant time is the time at which, under the Plan, the Vested percentage in the account cannot increase.

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The Employer executes this Amendment on the date specified below.

Name of Plan:  Ingles Markets, Incorporated Investment/Profit Sharing Plan

Name of Employer:  Ingles Markets, Incorporated

03/20/2017	/s/ James Lanning
EMPLOYER	SIGNED

© 2014 Wells Fargo Bank, N.A. or its suppliers

ADOPTING RESOLUTION

The undersigned authorized representative of Ingles Markets, Incorporated (the Employer) hereby certifies that the following resolutions were duly adopted by the Employer on the date specified below, and that such resolutions have not been modified or rescinded as of the signature date below:

RESOLVED, the Employer hereby approves an amendment to the Ingles Markets, Incorporated Investment/Profit Sharing Plan to permit In-Plan Roth Transfers effective as of May 1, 2016 and that an authorized representative of the Employer is hereby authorized and directed to take any and all actions as it may deem necessary to effectuate this resolution

FURTHER RESOLVED, that the appropriate representatives of the Employer are authorized, empowered and directed to do all acts, including adopting a Plan amendment, necessary or desirable to effectuate the actions authorized herein.

The undersigned further certifies that attached hereto is a copy of the Amendment approved and adopted in the foregoing resolution.

Date:	03/20/2017	By:	/s/ James Lanning
James Lanning, President and CEO
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